Exhibit 10.10

REPÚBLICA ORIENTAL DEL URUGUAY (ORIENTAL REPUBLIC OF URUGUAY)

[Coat of Arms]

NOTARIZED PAPER

[Emblem]

149-157

FI No. 368329-368330-368341-368342-368343-368344-368345-368346-368347

[Illegible signature]

FEDERICO SUSENA BERTULLO, NOTARY PUBLIC – 12283/2

No. 23. PROMISE TO BUY AND SELL EXECUTED BY CITRÍCOLA SALTEÑA SOCIEDAD ANÓNIMA AND CAMPOSOL URUGUAY S.R.L. In the city of Montevideo, on April eleventh, two thousand eighteen, before me, Federico Susena, Notary Public, there appeared: Eduardo Caputto Frescuelo, of legal age, holder of identity card number 1.376.383–9, with the same domicile for these purposes as his principal, in his capacity as Chairman of the Board of Directors, and acting in the name and on behalf of CITRÍCOLA SALTEÑA SOCIEDAD ANÓNIMA, a legal entity registered in the Sole Tax Registry of the General Tax Bureau under number 160009690018, with principal place of business for these purposes at calle Esteban Elena No. 6527 of this city

(hereinafter, the “Promissory Seller”), as party of the first part; and Alejandro Leoncio Arrieta Pongo, holder of Peruvian passport number 116591937, of legal age, with the same domicile for these purposes as his principal, in his capacity as Agent, and acting in the name and on behalf of CAMPOSOL URUGUAY S.R.L., a legal entity registered in the Sole Tax Registry of the General Tax Bureau under number 218187200012, with principal place of business for these purposes at Plaza Independencia No. 811, Planta Baja of this city (hereinafter, the “Promissory Buyer”), as party of the second part. For registration purposes in my Notarial Record Book, they attest that: ONE: Subject-Matter. CITRÍCOLA SALTEÑA SOCIEDAD ANÓNIMA promises to sell, completely free of any obligations, liens, encumbrances of any nature, expropriations and occupants, under any title, to CAMPOSOL URUGUAY S.R.L., who, under these terms and conditions, promises to acquire the ownership and possession of the following real property: one parcel of land with buildings, fences, trees, plantations and other improvements attached thereto, located at the eleventh cadastral section of the Department of Salto, rural area, registered under number nine thousand three hundred and thirty (9,330), which, according to surveyor Álvaro Gustavo Franco’s plan dated March 1995, registered in the

National Land Registry Office, Salto Departmental Registry Office under number 8,580 on April 4, 1995, is identified as parcel “B”, has a surface area of eight hundred and thirty-seven hectares five thousand one hundred and fifty-five meters (837 hectares 5,155 meters), and is bounded as follows: to the Southeast, a broken line composed of eight straight sections measuring: 44.57 meters, 44.81 meters, 24.37 meters, 1,147.04 meters, 1,134.28 meters, 544.84 meters, 1,289.47 meters and 180 meters, all of them facing Camino Departamental (formerly Ruta número 3); to the Southwest, a broken line composed of three straight sections measuring: 639.07 meters, 1,919.19 meters and 1,321.14 meters, all of them bordering on plot 9,279; to the Northwest, 976.44 meters bordering on parcel A of the same plan; and to the Northeast, Lago de Salto Grande. This parcel is subject to a 10-meter wide right-of-way on the Southwest side, which provides an exit to parcel “A” of the same plan to Camino Departamental (formerly Ruta número 3) (hereinafter, the “Real Property”) TWO: Price. The price of this sale and purchase amounts to fifteen million eight hundred thousand United States dollars (USD 15,800,000), which is divided into the following amounts: (I) the sum of nine million two hundred sixty-three thousand United States dollars

(USD 9,263,000) that the Promissory Buyer pays herein to the Promissory Seller concurrently with the execution hereof, through the wire transfers of funds stated below, which were made from savings account number 1900686452 held at the Banco de la República Oriental del Uruguay: (i) a wire transfer of funds in the amount of eight million five hundred thousand United States dollars (USD 8,500,000) to “Sundry” account number 174/429285-3 held at the Banco de la República Oriental del Uruguay in the name of the Promissory Seller, in order to settle by means of a separate deed the mortgage levied on the Real Property; (ii) a wire transfer of funds in the amount of seven hundred and six thousand United States dollars (USD 706,000) to savings account number 151/120927-1 held at the Banco de la República Oriental del Uruguay in the name of the Promissory Seller; and (iii) a wire transfer of funds in the amount of fifty-seven thousand United States dollars (USD 57,000) to checking account number 152/5090-7 held at the Banco de la República Oriental del Uruguay in the name of Nolir S.A.. By virtue of the foregoing, the Promissory Seller grants the Promissory Buyer a letter of payment in the amounts referred to in items (i), (ii) and (iii) of subsection (I) above; (II) the sum of five million and thirty-seven thousand United States dollars (USD 5,037,000) that the Promissory Buyer pays herein to the Promissory Seller, by means of endorsement and delivery of the following bills of exchange: (i) a crossed bill of exchange in the amount of three million four hundred fifty-seven thousand United States dollars (USD 3,457,000), issued in the name of the Promissory Buyer by Banco Itaú Uruguay S.A., series 02, number 228831, dated April 9, 2018; (ii) a crossed bill of exchange in the amount of one million five hundred and thirty thousand United States dollars (USD 1,530,000), issued in the name of the Promissory Buyer by Banco Itaú Uruguay S.A., series 02, number 228826, dated April 9, 2018; and (iii) a crossed bill of exchange in the amount of fifty thousand United States dollars (USD 50,000), issued in the name of the Promissory Buyer by Banco Itaú Uruguay S.A., series 02, number 228828, dated April 9, 2018; the parties agreeing that the obligation shall be novated, and only the exchange actions pertaining to said securities shall remain in force. By virtue of the foregoing, the Promissory Seller grants the Promissory Buyer a letter of payment in the amounts referred to in items (i), (ii) and (iii) of subsection (II) above; and (III) the amount of one million five hundred thousand United States dollars (USD 1,500,000), which the Promissory Buyer shall pay through one of the means of payment provided for in Law No. 19,210, as amended and regulated, simultaneously with the execution of the purchase and sale of the Real Property. The balance of the price shall not accrue compensatory interest. THREE: Delivery of the Real Property. The Promissory Seller hereby delivers the Real Property to the Promissory Buyer, free of occupants in any capacity whatsoever. The Promissory Seller shall be liable, until this date, for the payment of the national and municipal taxes and utilities installed in the Real Property, which are levied on the same or its owners are required to pay, and shall be obliged to pay the above-mentioned items that have been generated prior to the delivery of the Real Property, even if they have been incurred after the delivery of the Real Property. FOUR: Issue of Title Deed. The final sale and purchase shall be executed within a maximum term of six (6) months from the date hereof, which may be automatically extended for up to three (3) additional months, without prejudice to the provisions of Section Eleven hereof. FIVE: Registration Certificates. In the event of any registration in the registration certificates with respect to the Real Property or its current or previous owners and which affects the promised transaction, the Promissory Seller shall be liable for cancelling the registration or, if applicable, the registration shall be cancelled within the term prior to the sale and purchase, by the Promissory Seller’s person in charge, by means of a notarial certificate and in a properly substantiated manner. SIX: Default. In the event of default with respect to any of the obligations arising from this contract, the sum of one million five hundred thousand United States dollars (USD 1,500,000) shall be payable as penalty, without prejudice to the right to demand the payment of the agreed fine and the relevant enforcement on a cumulative basis. SEVEN: Termination. 7.1 In the event of termination of this promise due to non-performance by the Promissory Buyer, without prejudice to the penalty amount payable to the Promissory Seller, who is entitled from this very moment to apply to such penalty amount the sums received on account of the price up to the matching amount, the parties agree that: a) the Promissory Buyer is required to return the Real Property within ten (10) days from the enforcement of the judgment that ordered the termination; upon failure to return the Real Property within the agreed term, a daily fine of three hundred United States dollars (USD 300) shall be applied for each day of delay in the delivery thereof; and b) the improvements shall remain for the benefit of the Real Property, without the right to claim any refund whatsoever. 7.2 In the event of termination of this promise due to default by the

Promissory Seller, the latter shall pay the Promissory Buyer the amount of the agreed penalty, as well as refund the sums paid on account of the price within 10 days from the enforcement of the judgment that ordered the termination, concurrently with the return of the Real Property by the Promissory Buyer. EIGHT: Issue of Title Deed by Court Order. If the Promissory Buyer is unable to obtain the deed of transfer of ownership due to resistance, impediment, bankruptcy or insolvency of the Promissory Seller, or for any other reason, the latter shall bear any and all expenses arising from the issue of the title deed by court order. NINE: Miscellaneous. The parties expressly agree: A) Arrears. A party shall be deemed to be in arrears of its obligations by operation of law, due to the mere expiration of the established terms or to the omission or performance of any act or fact that results in doing or not doing something contrary to the contract provisions. B) Severability. The subject-matter of the obligations undertaken may not be severed herefrom. C) Communications. To establish the repetition-paid telegram, notarial record and any other reliable means for all the communications, notices, notifications and messages that must be exchanged between them, except those for which the law provides another means to that end. D) Special Addresses. To establish as special addresses, for all court or out-of-court purposes arising herefrom, those respectively herein indicated as their own. E) Default Interest. All due and payable sums shall accrue default interest at an effective rate of nine percent (9.00%) per annum. TEN. 2018 Crops. 10.1 Simultaneously with the execution hereof, the Promissory Buyer reimburses to the Promissory Seller the agricultural expenses (which include inputs and labor) accrued from August 1, 2017 to this date, related to the maintenance of all crops and varieties pertaining to the 2018 harvest that are located on the Real Property (which also include 210 hectares of clementines), as well as the agricultural expenses accrued from August 1, 2017 to this date for the implantation of 8 hectares of clemenules implanted in August 2017, and said crops shall become the property of the Promissory Buyer as of this date, for which purpose the Promissory Seller shall deliver to the Promissory Buyer the appropriate invoice. 10.2 The reimbursement referred to in the foregoing paragraph is made effective through the payment by the Promissory Buyer of the amount of nine hundred and fourteen thousand and thirty-five United States dollars (USD 914,035), Value Added Tax (VAT) included, which is evidenced through a crossed bill of exchange in the referred amount, series 02, number 228835, issued in the name of the

Promissory Buyer by Banco Itaú Uruguay S.A., which, upon endorsement by the latter, is received by the Promissory Seller to its satisfaction. The parties agree that the novation of the obligation shall take place, and only the exchange actions corresponding to said security shall remain in force, and consequently the Promissory Seller shall grant a letter of payment to the Promissory Buyer in said amount. ELEVEN: Authorization by the Executive Branch - Law No. 18,092. 11.1 Given that the Promissory Buyer must obtain the Executive Branch’s authorization in order to become the owner of the Real Property as provided for in Law No. 18.092, as amended and regulated, the parties expressly agree that should the Promissory Buyer fail to obtain the aforementioned authorization from the Executive Branch within the term set forth in Section Four hereof for the execution of the sale and purchase of the Real Property, the Promissory Seller shall, concurrently with the collection of the balance of the price agreed to in Section Two, item (iii) hereof: (a) grant a special and express power-of-attorney in favor of the Promissory Buyer or whoever it may designate, to execute the final sale and purchase (waiving, in favor of the agents, the obligation to be held to account), in accordance with the text signed by the parties concurrently herewith and to obtain the notarization of a copy thereof, undertaking not to revoke said power-of-attorney, under warning of being imposed the penalty established herein plus the damages for the expenses and fees resulting from a possible issue of title deed by court order; (b) deliver to the Promissory Buyer: (i) the special certificate issued by the Banco de Previsión Social authorizing the sale and purchase; and (ii) such other documents as may be necessary on the part of the Promissory Seller to execute the sale and purchase (for example: property tax return and payment receipt, etc.). 11.2 If the Executive Branch fails to grant the Promissory Buyer the authorization referred to in the preceding paragraph, the Promissory Buyer shall assign the rights arising from this promise to buy and sell in favor of an individual or a legal entity that is fully compliant with the related regulations, and the Promissory Seller accepts from this very moment the assignment of the aforementioned promise to buy and sell. A prior condition for said acceptance is that the Promissory Buyer has paid in full the price agreed upon hereunder and that the expenses, costs and taxes derived from said assignment are fully assumed by the Promissory Buyer. TWELVE. Taxes. Any national or municipal taxes and the payment of the utilities installed in the Real Property shall be borne pro rata between the parties in proportion to the time that each of them occupies the Real Property. THIRTEEN: Other Assets. The parties agree that the subject-matter and the price agreed to herein include all assets attached to the premises, such as sanitation facilities, water tanks, mills, antennas, pipes, power generators, hydraulic pumps, improvements in general, etc. FOURTEEN: Law No. 8,733. The parties represent that they know and accept the provisions of Law No. 8,733 of June 17, 1931, and its related and amending provisions, and agree that this contract shall be governed by such provisions and shall be registered in the Real Estate Section of the Property Registry of Salto. Moreover, I, the undersigned Authorizing Party, hereby state that: A) Knowledge. I do not know the appearing parties, who have proven their identity to me with the documents that were produced to me. B) Personal Information. I) (i) Citrícola Salteña Sociedad Anónima is a legal entity validly existing and in good standing, organized by minutes dated April 28, 1972 and amended on August 10, 1972, duly approved by the Civil Court of First Instance No. 12 on December 28, 1972, registered in the Public and General Registry of Commerce under number 12, page 38 of Book 2 and published in the Official Gazette of February 22, 1973 and in “El Heraldo Capitalino” of January 31, 1973. Its subsequent amendments were duly approved, registered and published. ii) As provided for in its bylaws, the Company shall be represented by the President or any Vice-President interchangeably or by any two directors acting jointly. iii) By Regular Meeting of Shareholders held on April 27, 2015, Eduardo Caputto Frescuelo was appointed Chairman of the Board of Directors, there being no subsequent minutes that modify his appointment. As provided for in Law No. 17,904, Section 13, the Company notified such appointment to the Registry of Legal Entities, Commerce Section, by document registered on May 19, 2015 under registration number 104,269. iv) The Company’s Special Meeting of Shareholders held on March 14, 2018 resolved to approve the execution hereof. v) The control action provided for by Law No. 18,930, Section 14 of Decree No. 247/2012 as worded by Decree No. 24/013 (notice to the Central Bank of Uruguay) does not apply, since the Company’s share capital is represented by registered shares. vi) The owners of one hundred percent of the shares of Citrícola Salteña Sociedad Anónima are individuals. II) (i) Camposol Uruguay S.R.L is a legal entity validly existing and in good standing, organized pursuant to Law No. 16,060 by private document executed on January 26, 2018 in the City of Lima, Peru, the signatures of which were certified by Notary Public Alfredo Zambrano Rodríguez on the same date, duly apostilled and notarized by Notary Public Soledad Echevarría in Montevideo on February 15, 2018, registered in the Registry of Legal Entities, Commerce Section, on February 16, 2018 under number 1,713, and published in the Official Gazette and in “El Redactor” on March 16, 2018. ii) According to the articles of incorporation, the administration and management of the corporate business, as well as the representation of the company and the use of the corporate signature with the broadest powers is vested on Jorge Luis Ramírez Rubio, Alejandro Leoncio Arrieta Pongo, Andrés Daniel Colichón Sas and Pedro Javier Morales Garcés, any two of them acting jointly in their capacity as Managers. C) Origin. (i) By deed authorized on May 25, 2005 by Notary Public Guillermo Pérez del Castillo, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on June 7, 2005, under number 1,102, Palgar S.A. transferred the Real Property under a purchase and sale title and in the form of traditio to Coraler Sociedad Anónima. (ii) As it appears from the merger agreement dated November 30, 2008, Citrícola Salteña S.A. merged—without being wound up—with Coraler S.A. As a result, Coraler S.A. was absorbed by Citrícola Salteña S.A. with all its assets, and transferred to Citrícola Salteña S.A. all its rights and obligations, including the ownership of the Real Property, being subject to dissolution without being wound up. This merger was duly approved by the Nation’s Internal Audit Office and registered in the Registry of Legal Entities, Commerce Section. As provided for in Law No. 16,060, Section 122, the transfer of the Real Property to Citrícola Salteña S.A. as a result of the aforementioned merger was notified to and registered in the Real Estate Section of the Property Registry of Salto under number 1,287 on May 24, 2013, by affidavit authorized by Notary Public Gustavo Russo on May 23, 2013. D) Real Estate Tax and Elementary Education Tax. The Real Property is up to date on the payment of the Real Estate Tax and the Elementary Education Tax. E) Instituto Nacional de Colonización [National Colonization Institute]. I have sighted: (i) the certificate issued by the Instituto Nacional de Colonización on March 15, 2018, from which it appears that the Real Property is exempted from Law No. 11,029 as worded by Law No. 18,187 and Law No. 18,756; and (ii) the certificate issued by the Instituto Nacional de Colonización on March 6, 2018, from which it appears that the Real Property was offered to this entity for sale as provided for in Law No. 11,029, and its amending and related provisions, and it did not manifest any interest. F) Single Departmental Certificate. I have sighted the Single Departmental

Certificate issued by the Municipal Intendance of Salto on May 9, 2017 under number 106788, to the Promissory Seller and in force to this date. G) Real Value. The Real Property registered under plot number 9,930 has a real value of 16,362,220 Uruguayan pesos. H) Dollar Value. The buy quote for one dollar is 27.73 Uruguayan pesos. I) Decree No. 355/2010. Pursuant to the provisions of Decree No. 355/2010, I hereby certify that I have executed this document by applying the appropriate due diligence measures. J) Priority reserve. A priority reserve was requested for this transaction, which was admitted by the Real Estate Section of the Property Registry of Salto, under number 799 on April 10, 2018. K) Reading and granting. After due reading hereof by the undersigned, the parties hereto executed and signed this document. L) Reference. This deed immediately follows purchase and sale deed number 22, executed on April 6, from page 145 to the reverse side of page 148. ADDITIONAL CLAUSE: At this stage, I hereby certify that Alejandro Leoncio Arrieta acts on behalf of the Promissory Buyer according to the Special Power-of-Attorney authorized on April 9, 2018 by Notary Public María Fernanda González, which contains sufficient powers to execute this document and is in force as of this date. The addendum was read and executed.

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